Flight equipment held for sale	6 Months Ended
Jun. 30, 2019
Discontinued Operations and Disposal Groups [Abstract]
Flight equipment held for sale	Flight equipment held for sale
Generally, an aircraft is classified as held for sale when the sale is probable, the aircraft is available for sale in its present condition, and the aircraft is expected to be sold within one year. Aircraft are reclassified from flight equipment held for operating leases to flight equipment held for sale at the lower of the aircraft carrying value or fair value, less costs to sell. Depreciation is no longer recognized for aircraft classified as held for sale.
As of June 30, 2019, 19 aircraft with a total net book value of $507.9 million met the held for sale criteria and were classified as flight equipment held for sale in our Condensed Consolidated Balance Sheet. Aggregate maintenance and security deposit amounts received from the lessees of approximately $117 million will be assumed by the buyers of these aircraft upon consummation of the individual sale transactions.
As of December 31, 2018, seven aircraft with a total net book value of $184.1 million met the held for sale criteria and were classified as flight equipment held for sale in our Consolidated Balance Sheet. During the first quarter of 2019, the sale of six of those aircraft closed and the remaining aircraft was held for sale as of June 30, 2019.